SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Address of principal executive offices)(Zip code)

David Y.S. Chiueh

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

_____________________________________________________________________________________________

ANNUAL REPORT

_____________________________________________________________________________

Upright Growth Fund

_____________________________________________________________________________________________

September 30, 2011

_____________________________________________________________________________________________

TABLE OF CONTENTS

Shareholders Letter…………………………………………………………………………………….

1

Schedule of Investments ………………………………………………………………………………

4

Statement of Assets and Liabilities…………………………………………………………………….

6

Statement of Operations………………………………………………………………………………..

7

Statements of Changes in Net Assets…………………………………………………………………..

8

Notes to the Financial Statements………………………………………………………………………

9

Financial Highlights……………………………………………………………………………………

12

Report of Independent Registered Public Accounting Firm………………………………………….

13

Fund Expense…………………………………………………………………………………………

14

Security Holdings By Industry Sector………………………………………………………………..

15

Trustees And Officers………………………………………………………………………………..

16

Upright Growth Fund

November 27, 2011

Dear Investor:

We are pleased to present you the Annual Report of the Upright Growth Fund for the fiscal year from October 1, 2010 to September 30, 2011. The Fund produced a total return of  -1.32%.  The S&P 500 Index yielded a return of 1.14% excluding dividends for the same period.

Market Review

According to Barron’s report, some large companies’ earnings have doubled over the past ten years, however, their stock price has increased only 10% to 15% in average.  Their stock value is at a reasonably attractive point.

Currently, the 10-year treasure bill yield is below 2% while S&P 500 dividend yield is 2.3%.  In comparison, stocks have higher potential to appreciate in value.   Over the next few years, equity is an attractive investment for long term investors.

Market predicts that Federal Central Bank will keep the interest rate low until 2013.  Low interest rates historically would stimulate borrowing by the consumers and the corporations.  The easing monetary policy is usually helpful for stock market, but on the contrary, the economic recovery seems slow and weak.  We will closely monitor the effects of both to our investments.

Can the US avoid a double recession?  We are cautiously optimistic for the following reasons:

 Differently from 1929, the governments worldwide are more experienced and cooperative in handling the economic issues.  They are deploying an easing monetary policy instead of tightening.  Consumers today are different from their grandparent’s generation.  They show more confidence in spending even in a tough economy.  Corporate earnings are growing, which is one of most important indicators.  US dollars are still used as the world’s common currency and can hold  its unique advantage.

Portfolio Review

Here is a brief review of some of the Fund’s top holdings:

Apple (APPL) – Apple has been the number 1 holding in the Fund since 2008.  We took some profit in February 2010 and it was proven to be premature. We still believe Apple Corporation has yet reached its peak.  In 2010, we reported APPL’s forward PE ratio is approximately 17 in 2011.  Presently, the PE ratio has dropped to 11 which means its valuation is cheaper due to its strong earning growth.  However, we do not expect Apple to be able to sustain the astonishing growth pattern.   Apple has solid brand name recognition and fantastic product innovation.  We think there is a good chance for the new products iTV and iCloud to be successful due to consumer confidence with Apple’s product in the past. It should not be difficult for the company’s earnings to grow at 15% pace in the near future.  This is a growth stock at a value price.

Silicon Motion Technology (SIMO) – In the last report, we mentioned we were disappointed that the NAMD flash memory did not reach the market share predicted. We will monitor the company operations for future consideration as to whether the stock will remain a top holding. We would like to give SIMO more time for the following reasons:

1) The NAMD flash memory is used in many mobile devices such as smartphone, tablet computer, and digital camera.  These products are getting popular, thus the company will benefit from the trend.

2) The company has alliance with Samsung which has outstanding sale of smartphones and tablet like Galaxy products.  As a result, SIMO should share the growth, too.

3) From the company’s financial point of view, it has almost no debt with a solid financial statement.  It weathered the financial crisis in year 2008 and held a strong position when the market turned around. The past successful operation’s record makes us believe that the stock is undervalued with growth potential.

We are proud to share that this company finally deliver a strong performance as we expected.  It grew 170% during the past 9 months as of 09/30/2011.

Starbucks (SBUX) – This is the third biggest holding in the fund.  It delivered around 48% growth in the past 12 months as of 09/30/2011.  The company made a good move to expand the Asian markets which has tremendous growth potential.

Pfizer (PFE)---Although it yielded almost no gain during the past year, this stock does provide the 4% dividend plus future growth potential.  That is the reason we maintain the holding and monitor it closely in the portfolio. We also added Abbott Lab in our portfolio.  The stock delivered approximately 10% growth since the acquisition.  It outperformed the S&P 500 during the same period.

Conclusion

2011 is a challenging year because the economy lost its growth momentum suddenly since the second quarter.  However, we believe the situation is temporary.  We brought the above because we believe some companies do provide attractive growth potentials in the next decade.

Hi-tech innovation breakthrough has always played an important role in economic development.  We are looking for opportunities in the companies or industrial particularly getting the benefit for productivity or efficiency increases due to High Tech innovation.

We appreciate your trust and business in the past and look forward to better portfolio performance in the near future.

Sincerely,

David Y.S. Chiueh, CFP

Portfolio Manager

This chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index.   Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Average Annual Returns

For the Periods ended September 30, 2011

	1 -Year	3 - Year	5 - Year	10 Year
Upright Growth Fund	-0.88%	4.17%	-8.33%	-2.44%
S&P 500 Index	1.14%	1.23%	-1.18%	2.82%
* Inception January 21, 1999

Upright Growth Fund

Schedule of Investments

September 30, 2011

	Number of	Market
	Shares	Value

COMMON STOCKS- 91.00%

Biotechnology- 2.27%
Amgen Incorporated *	2,100	$ 115,416
Bank-0.72% Bank of America Corp	6,000	36,720

Computer- 18.84%
Apple Computer Inc. *	2,400	915,168
Dell Inc. *	3,000	42,420
		957,588

Diversified Company- 7.52%
Direxion Large Cap Bear *	1,200	55,536
General Electric Company	2,000	30,440
Manitowoc Company Inc.	29,000	194,590
Proshs Ultrashrt S&P	4,000	101,960
		382,526

Electronic- 5.05% Au Optronics Corp ADR *	8,650	34,254
Corning Inc.	18,000	222,480
		256,734

Energy-0.69%
Canadian Solar Inc *	9,500	34,960

Financial Service- 1.56% Citigroup Inc. * Direxion Financial *	600 6,000	15,369 63,720
		79,089
Food-5.13%
Starbucks Corp	7,000	261,030

Healthcare- 1.81%
Unitedhealth Group Inc.	2,000	92,240
Insurance- 4.19%
A F L A C Inc.	4,500	157,275
Metlife Inc.	2,000	56,020 213,295

Leisure- 1.10%
Mgm Mirage *	6,000	55,740
Medical- 14.75%
Humana Inc. * Medtronic Inc.	2,000 500	145,460 16,620
Pfizer Incorporated Abbott Laboratories Teva Pharm Inds Ltd Adrf	16,800 3,500 3,000	297,024 178,990 111,660
		749,754
Oil- 2.84% Chevron Corporation Oil Service Holders Tr	1,000 500	92,590 51,555 144,145
Real Estate-1.60% Proshs Ultra Real Estate	2,000	81,380

Semiconductor- 20.26%
Himax Technologies Adr Silicon Motion Technology * Taiwan Semiconductr Adrf	35,000 71,000 14,926	38,850 820,760 170,604 1,030,214

Telecommunication- 1.75%
Nokia Corp Spon ADR Research In Motion Ltd * Directv Group Inc	8,000 1,100 500	45,280 22,330 21,135 88,745

Transportation-0.92%
Dryships Inc *	20,000	46,800

Total Common Stocks (Cost $ 5,218,575) Cash and Money Funds-9.86%		4,626,376 501,232

Total Investments- (Cost $5,719,807)		5,127,608

Other Assets Less Other Liabilities- (0.86%)		(43,672)

Total Net Assets- 100%		$ 5,083,936

* Non-income producing security

ADR - American Depository Receipt

See accompanying notes to financial statements.

Upright Growth Fund

Statement of Assets and Liabilities
September 30, 2011

ASSETS:
Investments, at market value (identified cost $5,719,807)	$ 5,127,608
Dividends receivable	36
Interest receivable	27

Total Assets	5,127,671

LIABILITIES:
Investment advisory fees accrued	15,075
Administrative fees accrued	14,322
Custodian fees	300
Auditing fees	9,500
Trustee fees	800
Registration fees	2,283
Insurance fees	955
Miscellaneous	500

Total Liabilities	43,735

NET ASSETS	$ 5,083,936

NET ASSETS CONSIST OF:

Paid-in capital	$ 7,483,024
Accumulated undistributed:
Net investment income (loss)	(697,146)
Net realized gain (loss)	(1,109,743)
Net unrealized appreciation (depreciation)	(592,199)

Net Assets (based on 752,609 shares outstanding)	$ 5,083,936

Net Asset Value, redemption price per share	$ 6.76

See accompanying notes to financial statements.

Upright Growth Fund

Statement of Operations
For the Year Ended September 30, 2011

INVESTMENT INCOME:
Dividend income	$ 61,210
Interest income	479

Total investment income	61,689

EXPENSES:
Investment advisory fees	55,070
Administrative fees	52,317
Custodian fees	3,600
Auditing fees	7,266
Trustee fees	974
Blue sky fees	806
Miscellaneous	1,605
ADR fees	1,971

Total expenses	123,609

NET INVESTMENT LOSS	(61,920)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment securities	276,630
Change in unrealized depreciation on investments- net	(286,785)

Total realized and unrealized depreciation on investments- net	(10,155)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(72,075)

See accompanying notes to financial statements.

Upright Growth Fund

Statements of Changes in Net Assets

	For the Years Ended
	September 30,
	2011	2010
OPERATIONS
Net investment loss	$ (61,920)	$ (71,925)
Net realized gain (loss) on investment transactions	276,630	(407,661)
Net change in unrealized (depreciation) on investments	(286,785)	1,095,072

Net increase (decrease) in net assets from operations	(72,075)	615,486

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	652,016	245,690
Payments for shares redeemed	(362,607)	(1,767,081)

Net increase (decrease) in net assets from capital share transactions	289,409	(1,521,391)

TOTAL INCREASE (DECREASE) IN NET ASSETS	217,334	(905,905)

NET ASSETS:
Beginning of year	4,866,602	5,772,507

End of year	$ 5,083,936	$ 4,866,602

CHANGES IN SHARES OUTSTANDING
Shares sold	87,756	37,412
Shares redeemed	(48,418)	(270,671)

Net increase (decrease) in shares outstanding	39,338	(233,259)

Note- the Fund has no undistributed net investment income, undistributed capital gains (losses), or accumulated distributions in excess of net investment income for each of the periods presented.

See accompanying notes to financial statements.

Upright Growth Fund

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

 1. ORGANIZATION

The Upright Investments Trust (the “Trust”) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management investment company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States (“GAAP”).

In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for financial statements issued after September 15, 2009.  The accompanying financial statements make reference to GAAP issued by the FASB as Accounting Standards CodificationTM (“ASC”).

a)

Fair Value Measurements

ASC 820-10 establishes a three-tier framework for measuring fair value based upon a hierarchy of inputs.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices active in markets for identical investments.’

Level 2 – Other significant observable inputs (including quoted prices for identical investments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default risk and similar data.)

Level 3 – Significant unobservable inputs, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, and would be based upon the best available information.

The following table summarizes the inputs used to value the Fund’s investments as of September 30, 2011:

Level 1

$ 5,127,608

Level 2

   -

Level 3

                 -

Total

$ 5,127,608

b)

Investment Valuation

All of the Fund’s investments consist of listed equity securities or money market funds.  The listed equity securities are traded on a national securities exchange (or reported on the NASDAQ national market) and are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Equity securities which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.

Money market funds are valued at their closing net asset value on the day the valuation is made.

c)

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Tax basis components of distributable earnings -  There is no undistributed ordinary income.  The fund has no undistributed long-term capital gains.  The Fund has capital loss carry forwards - totaling $1,109,744, of which $702,083 expire September 30, 2017, and $407,661 expire September 30, 2018.

As of September 30, 2011, the gross unrealized appreciation for all securities totaled $1,091,307 and the gross unrealized depreciation for all securities totaled ($1,683,506) resulting in a net unrealized depreciation of ($592,199) for tax purposes.

d)

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually.  Distributions are recorded on the

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2011

ex-dividend date.  No distributions were made during 2010 or 2011.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

e)

Other - Investment and shareholder transactions are recorded on the trade date.  Gains and losses on securities transactions are determined on the basis of identified cost.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

f)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of         the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.   The Fund did not enter any repurchase agreements during 2010 or 2011.

g)

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

h)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The fund did not have any open short positions at September 30, 2011.

i)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase.  No securities were purchased on margin at September 30, 2011. During this period, the fund paid no margin interest.

3. INVESTMENT TRANSACTIONS

 The aggregate amounts of security transactions during the year ended September 30, 2011 (excluding repurchase agreements and short-term securities), were as follows:

                                        Other than

                                        U.S. Govt.            U.S. Govt.

                                        Securities             Securities

Purchases

$ 776,989

-

Proceeds from sales         $ 859,018                    -

As of September 30, 2011, the gross unrealized appreciation for all securities totaled $1,091,307 and the gross unrealized depreciation for all securities totaled ($1,683,506) for a net unrealized depreciation of ($592,199) for tax purposes.  The aggregate cost of securities excluding cash and money funds at  September 30, 2011 was $5,218,575.  During the year ended September 30, 2011, the Fund paid no dividends nor did it have distributable earnings.

4. INVESTMENT ADVISORY AND OTHER         AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.00% of its daily net assets.  The Fund has accrued $15,075 of adviser fees through September 30, 2011.  During the year ended September 30, 2011 the fund incurred $55,070 in advisory fees.

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2011

Upright Financial Corporation is the Fund’s administrator (the“Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee. The Fund shall pay to the Administrator at the end of each calendar month a fee at the annual rate of 0.95% of the Fund’s daily net assets for the first $10 million of daily net assets, 0.85% of the Fund’s daily net assets for daily net assets between $10 million to $20 million, and 0.65% of the Fund’s daily net assets for average daily net assets over $20 million.

The Fund has accrued $14,322 of administrative fees through September 30, 2011.  During the year ended September 30, 2011, the Fund incurred $52,317 in administrative fees.

Mutual Shareholder Services serves as transfer agent and US Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	For the Year Ended		For the Year Ended
	September 30, 2011		September 30, 2010

Shares Sold	87,756	$652,016	37,412	$245,690
Shares Redeemed	(48,418)	(362,607)	(270,671)	(1,767,081)
Net Capital Shares	-	-	-	-
Transactions	39,338	$289,409	(233,259)	($1,521,391)

6. LINE OF CREDIT

The Fund has a $1,000,000 line of credit with US Bank expiring December 1, 2011 of which the entire amount is available at September 30, 2011.   The line bears interest at US Bank’s prime rate.  The line is secured by all assets of the Fund.  No amounts were due on this line at September 30, 2011.

7. SUBSEQUENT EVENT

On November 29, 2011, with and effective date of December 1, 2011, the line of credit with US Bank was extended to December 1, 2012 with an available amount of the lesser of $1,750,000 or 331/3% of the market value of the assets of the fund and which are held by the custodian.

Upright Growth Fund

Upright Growth Fund

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended September 30,
	2011	2010	2009	2008	2007
PER SHARE DATA
Net asset value, beginning of year	$6.82	$6.10	$ 5.98	$ 11.04	$ 10.44

Investment operations:
Net investment loss	(0.08)	(0.09)	(0.03)	(0.04)	(0.11)
Net realized and unrealized gain (loss) on investments	0.02	0.81	0.15	(5.02)	0.71

Total from investment operations	(0.06)	0.72	0.12	(5.06)	0.60

Less distributions from net investment income	-	-	-	-	-

Net asset value, end of year	$6.76	$6.82	$ 6.10	$ 5.98	$ 11.04

TOTAL RETURN	(0.88%)	11.80%	( 2.01%	(45.83%)	5.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	5,084	4,867	5,773	5,269	8,687

Ratio of net expenses to average net assets	2.31%	2.52%	2.54%	2.38%	2.25%
Ratio of net investment income (loss) to average net assets	(1.08%)	(1.40%)	(0.66%)	(0.45%)	(1.03%)
Portfolio turnover rate	15.02%	6.11%	29.13%	31.74%	38.47%

Note: the Fund used the average share method to calculate selected data per share throughout each year.

Upright Growth Fund

Meyler&Company LLC

Phone: 732-671-2244

One Arin Park

Certified Public Accountants

1715 Highway 35

& Management Consultants

Middletown, NJ 07748

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Upright Growth Fund

Livingston, New Jersey

We have audited the accompanying statement of assets and liabilities of Upright Growth Fund (the “Fund”), including the schedule of investments, as of September 30, 2011, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Upright Growth Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Meyler & Company, LLC

Middletown, NJ

November 29, 2011

Upright Growth Fund

  Upright Growth Fund

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2011 through September 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Upright Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2011	September 30, 2011	April 1, 2011 to September 30, 2011

Actual	$1,000.00	$840.80	$10.63
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.45	$11.63

* Expenses are equal to each Fund's annualized expense ratio of 2.31%, multiplied by the average account value over the period, Multiplied by 183/366 (to reflect the one-half year period).

Upright Growth Fund

UPRIGHT GROWTH FUND

Security Holdings By Industry Sector

September 30, 2011

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities represent a percentage of the portfolio investments.

The pie chart calculation is based on Total Investments of $ 5,127,608.

Upright Growth Fund

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With the Trust	Principal Occupations During Past 5 Years	Other Directorships Held by Trustee
David Y.S. Chiueh1 615 W. Mt. Pleasant Ave Livingston, NJ 07039 Year of Birth: 1957	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustee

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carol Jou 615 West Mount Pleasant Ave., Livingston, NJ 07039 Year of Birth: 1964 Alice Chen 615 West Mount Pleasant Ave., Livingston, NJ 07039 Year of Birth: 1962	Trustee and Chief Compliance Officer Trustee and Financial Officer	Since December 2005/ Indefinite Since November 2009/ Indefinite

Manager, Novartis Pharmaceutical Corporation

(2005 to present)

IT application systems Engineer, Schering-Plough Pharmaceutical Corporation, Kenilworth (2001 to 2005)

Controller, Great China Chartering & Agency Corp. at New Jersey & Shanghai, China

Senior

Administrator,

J&M

Manufacturing

Corp, New Jersey

				1 1	N/A Alice N Chen Bing B Chen JTWROS

Upright Growth Fund

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

615 West Mt. Pleasant Avenue

Livingston, NJ 07039

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Meyler & Company, LLC

One Arin Park

1715 Highway 35

Middletown, NJ 07748

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Trustees

David Y.S. Chiueh

Alice Chen

Carol Jou

Upright Growth Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Trustee

Date: December 6, 2011

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Chief Financial Officer

Date: December 6, 2011

Upright Growth Fund

Item 2. Code of Ethics.

(a)   As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)   Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)   Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)   Compliance with applicable governmental laws, rules, and regulations;

(4)   The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)   Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors has created a permanent audit committee, on 10/10/03, the current head is Ms. Alice Chen, who is qualified as financial expert under current SEC regulations.   She has more than 20 years of experiences in the field.  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

FY 2011

$ 9,500

FY 2010

$ 9,500

Upright Growth Fund

(b) Audit-Related Fees

FY 2011

$ 0

FY 2010

$ 0

Nature of the fees:

N/A

(c) Tax Fees

FY 2011

$ 0

FY 2010

$ 0

Nature of the fees:

N/A

(d)  All Other Fees

FY 2011

$ 0

FY 2010

$ 0

Nature of the fees:

N/A

(e)

(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Percentages of Services Approved by the Audit Committee

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2011

$ 0

FY 2010

$ 0

(h)  The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)   Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2011, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)   There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

Upright Growth Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: December 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: December 6, 2011

By : /s/ David Y.S Chiueh

David Y.S. Chiueh

Chief Financial Officer

Date: December 6, 2011

* Print the name and title of each signing officer under his or her signature.